UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 16, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Expedia, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to reflect a change in segment reporting with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”).

As part of its continuous review of its business, the Company evaluated its current assets and operations, and realigned its reportable segments, effective January 1, 2015. Accordingly, the Company began considering its business in the following four reportable segments: Core Online Travel Agencies (“Core OTA”), trivago, Egencia and eLong. The change from two reportable segments, Leisure and Egencia, resulted in the Company’s previously disclosed Leisure reportable segment being disaggregated into three segments as a result of the Company’s focus on providing additional information to reflect the unique market opportunities and competitive dynamics inherent in the eLong and trivago businesses. The Company provided a description of the new reporting structure in a furnished Form 8-K dated April 9, 2015, including selected financial data disclosing the impact on the Company’s historical segment results for the quarterly and annual periods of 2014 and 2013.

The Company is filing this Form 8-K to recast its consolidated financial statements for each of the three years in the period ended December 31, 2014 to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2014 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate the Company’s audited consolidated financial statements, which were included in its 2014 Form 10-K. This Form 8-K does not reflect events occurring after the Company filed its 2014 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the change in segment reporting as described above. For developments subsequent to the filing of the 2014 Form 10-K, including information regarding the disposal of the eLong segment in May 2015, refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates, where applicable, to Part 1, Item 1. Business, from Expedia’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 5, 2015

99.2	Updates, where applicable, to Part 1I, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Expedia’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 5, 2015

99.3	Updated Part 1I, Item 8. Financial Statements and Supplementary Data, from Expedia’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 5, 2015

101	The following financial statements from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL: (i) Consolidated Statements of Operations, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Changes in Stockholders’ Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ MARK D. OKERSTROM
Mark D. Okerstrom
Chief Financial Officer

Dated: November 16, 2015

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates, where applicable, to Part 1, Item 1. Business, from Expedia’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 5, 2015

99.2	Updates, where applicable, to Part 1I, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Expedia’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 5, 2015

99.3	Updated Part 1I, Item 8. Financial Statements and Supplementary Data, from Expedia’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 5, 2015

100	The following financial statements from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL: (i) Consolidated Statements of Operations, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Changes in Stockholders’ Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.